Exhibit 99.1

Signature of Stockholder Date: Signature of Stockholder Date: Note:Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 00030030030000001000 4 102821 COMPANY NUMBER ACCOUNT NUMBER SPECIAL MEETING OF STOCKHOLDERS OF VINE ENERGY INC. October 28, 2021 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS: The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/24141 1. Approve and adopt the Agreement and Plan of Merger, dated as of August 10, 2021 (as amended from time to time, the “merger agreement”) by and among Chesapeake Energy Corporation, Hannibal Merger Sub, Inc., Hannibal Merger Sub, LLC, Vine Energy Inc. (the “Company”), and Vine Energy Holdings LLC. 2. Approve, on a non-binding advisory basis, certain compensation that may be paid or become payable to the Company’s named executive officers that is based on or otherwise relates to the merger contemplated in the merger agreement. 3.Approve the adjournment of the special meeting, if necessary or appropriate, to solicit additional proxies if there are not sufficient votes to adopt the merger agreement. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Special Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals 1, 2 and 3. FORAGAINSTABSTAIN MARK “X” HERE IF YOU PLAN TO ATTEND THE VIRTUAL MEETING. INTERNET- Access “ www.voteproxy.com ” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online by 11:59 p.m., Central Time, on October 27, 2021. MAIL- Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING- If you plan to attend the virtual special meeting online, you will need your 11 digit control number to vote electronically at the special meeting. To attend the special meeting online, please visit https://web.lumiagm.com/294405445 (password: vine2021) and be sure to have your control number available. GO GREEN- e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

0 ------------------ . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .---------------- 14475 VINE ENERGY INC. PROXY FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 28, 2021 9:00 AM CENTRAL TIME The undersigned hereby appoints Wayne B. Stoltenberg and Jonathan C. Curth, and each of them (with full power to act alone), the attorneys-in-fact and proxies of the undersigned, with full power of substitution to each, to vote all shares of the common stock, of Vine Energy Inc., registered in the name provided, which the undersigned is entitled to vote at the Special Meeting, and at any adjournments thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in this Proxy Statement. THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS INDICATED. IF NO SUCH DIRECTION IS MADE, THE PROXIES WILL HAVE AUTHORITY TO VOTE “FOR” PROPOSAL 1, “FOR” PROPOSAL 2 AND “FOR” PROPOSAL 3, IN ACCORDANCE WITH THE BOARD OF DIRECTORS’ RECOMMENDATIONS, AND IN THEIR DISCRETION ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. (Continued and to be signed on the reverse side) 1.1